                                                                    EXHIBIT 10.6

                                SECOND AMENDMENT

          SECOND AMENDMENT (this "Amendment"), dated as of January 13, 2006, to the Amended and Restated Credit Agreement dated as of June 3, 2005 (the "Credit Agreement"), among Quiksilver, Inc., a Delaware corporation, Quiksilver Americas, Inc., a California corporation, the several banks and other institutions from time to time parties thereto (the "Lenders"), Bank of America, N.A., as documentation agent, Union Bank of California, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as US administrative agent for the US Lenders thereunder (in such capacity, the "US Administrative Agent"), JPMorgan Chase Bank, N.A., London Branch, as an alternate currency fronting lender, J.P. Morgan Europe Limited, as alternate currency fronting agent (in such capacity, the "Alternate Currency Fronting Agent"), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent for the Canadian Lenders (in such capacity, the "Canadian Administrative Agent").

                                   WITNESSETH:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

          WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and

          WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

          I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          II. Amendments to Section 1.1. (i) The following defined terms are hereby inserted in appropriate alphabetical order:

          "Cleveland Golf": Roger Cleveland Golf Company, Inc.

          "Rossignol Entities": collectively, Skis Dynastar Canada Ltd., Skis Dynastar, Inc., Skis Rossignol Canada Ltee/Ltd. and Rossignol Ski Company, Incorporated.

          "Rossignol Ski Rental Accounts": collectively, the Accounts which are owing by an Account Debtor participating in the Ski Rental Business.

          "Ski Rental Business": the ski rental operations of Rossignol.

          "WIP, Raw Material and Subassembly Eligible Inventory": as defined in clause (f) of the definition of "Eligible Inventory".

          (ii) The definition of "Canadian Borrowing Base" is hereby amended by deleting the phrase "85% of the Net Orderly Liquidation Value" set forth in clauses (b), (c), (d) and (e) thereof and substituting in lieu thereof the phrase "90% of the Net Orderly Liquidation Value".

          (iii) The definition of "Eligible Accounts" is hereby amended by deleting the existing clause (c) and inserting in lieu thereof a new clause (c) to read:

          "(c) with respect to which more than 90 days have elapsed since the date of the original invoice therefor or which is more than 60 days past the due date for payment; provided, that this clause (c) shall not, in and of itself, render ineligible (i) Accounts in an aggregate amount not in excess of US$75,000,000 with respect to which more than 90 days but less than 120 days have elapsed since the date of the original invoice so long as no more than 60 days have elapsed since the due date for payment, (ii) Accounts in an aggregate amount not in excess of US$15,000,000 with respect to which more than 120 days but less than 210 days have elapsed since the date of the original invoice so long as no more than 30 days have elapsed since the due date for payment, (iii) Accounts of Rossignol Entities and Cleveland Golf with respect to which more than 90 days but less than 240 days have elapsed since the date of the original invoice so long as no more than 30 days have elapsed since the due date for payment, and (iv) Rossignol Ski Rental Accounts in an aggregate amount not in excess of $15,000,000 which will become due and payable within 365 days after the relevant date of calculation of the US Borrowing Base or Canadian Borrowing Base so long as no time has elapsed since the due date for payment for such Rossignol Ski Rental Accounts."

          (iv) The definition of "Eligible Inventory" is hereby further amended by inserting the following proviso at the end of clause (f) thereof:

          "provided, that, for the avoidance of doubt and notwithstanding anything to the contrary contained in this definition, work-in-progress, raw materials and subassemblies of Cleveland Golf which are otherwise eligible for inclusion as Eligible Inventory (such Inventory, the "WIP, Raw Material and Subassembly Eligible Inventory") shall constitute Eligible Inventory subject to a 50% advance rate as contemplated by clause (c) of the definition of "US Borrowing Base";"

          (v) The definition of "Eligible Inventory" is hereby further amended by deleting the dollar amount of "US$10,000,000" set forth in clause (h) thereof and substituting in lieu thereof the dollar amount "US$15,000,000".

          (vi) The definition of "Pricing Grid" is hereby amended by deleting the table therein and replacing in lieu thereof the following:

                                                        Applicable Margin
                                         -----------------------------------------------
                                         LIBOR Loans and   ABR Loans, Canadian ABR Loans   Commitment Fee    Letter of
       Fixed Charge Coverage Ratio        Acceptance Fee   and Canadian Prime Rate Loans        Rate        Credit Rate
--------------------------------------   ---------------   -----------------------------   --------------   -----------
          < or = 1.25 to 1.00                 1.875%                   0.375%                   0.40%          0.875%

> 1.25 to 1.00 but < or = 1.50 to 1.00        1.625%                   0.125%                   0.35%           0.75%

> 1.50 to 1.00 but < or = 1.75 to 1.00        1.375%                       0%                   0.30%           0.50%

> 1.75 to 1.00 but < or = 2.00 to 1.00        1.125%                       0%                   0.25%           0.40%

            > 2.00 to 1.00                    0.875%                       0%                   0.20%           0.40%

          (vii) The definition of "Target Seasonal Period" is hereby amended and restated in its entirety to read as follows:

          "Target Seasonal Period": (a) as to any Canadian Target Loan Party and any US Target Loan Party (other than Cleveland Golf and its Subsidiaries, if any), the period commencing on July 1 and ending on November 30 of each calendar year and (b) as to Cleveland Golf and its Subsidiaries, if any, the period commencing on February 1 and ending on May 31 of each calendar year.

          (viii) The definition of "US Borrowing Base" is hereby amended by deleting the phrase "85% of the Net Orderly Liquidation Value" set forth in clauses (b), (c), (d) and (e) thereof and substituting in lieu thereof the phrase "90% of the Net Orderly Liquidation Value".

          (ix) The definition of "US Borrowing Base" is hereby further amended by deleting clause (c) thereof in its entirety and substituting in lieu thereof the following:

          "(c) with respect to all Eligible Inventory of the US Target Loan Parties, other than WIP, Raw Material and Subassembly Inventory, the lesser of (i) 70% of Eligible Inventory of the US Target Loan Parties, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time and (ii) 90% of the Net Orderly Liquidation Value of Eligible Inventory of the US Target Loan Parties at such time (provided, that with respect to WIP, Raw Material and Subassembly Inventory of the US Target Loan Parties, the US Borrowing Base shall include 50% of WIP, Raw Material and Subassembly Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time), plus"

          (x) The definition of "US Guarantors" is hereby amended and restated in its entirety to read as follows:

          "US Guarantors": each of Quiksilver, each Material Domestic Subsidiary (other than the US Borrower), each Additional Domestic Guarantor and each Domestic Subsidiary that guarantees the Borrower's Obligations.

          III. Amendments to Sections 5.8, 6.2(k), 6.2(l), 6.6(b)(ii), 6.7(d)
and 6.13. Sections 5.8, 6.2(k), 6.2(l), 6.6(b)(ii), 6.7(d) and 6.13 are hereby amended by deleting the phrase "US$40,000,000" set forth therein and substituting in lien thereof the phrase "the greater of US$31,250,000 and 12.5% of the sum of the Aggregate US Revolving Loan Commitment plus the Aggregate Canadian Revolving Loan Commitment".

          IV. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which (x) the Borrowers and each of the Lenders under the Credit Agreement shall have duly executed and delivered to the US Administrative Agent this Amendment and (y) the US Borrower has paid and reimbursed the Administrative Agents for all of their out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agents.

          V. Representations and Warranties. The Borrowers hereby represent and warrants that (a) each of the representations and warranties in Article III of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

          VI. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, are and shall remain in full force and effect.

          VII. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          VIII. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        QUIKSILVER, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        QUIKSILVER AMERICAS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        JPMORGAN CHASE BANK, N.A., as US
                                        Administrative Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        BANK OF AMERICA, N.A., as Documentation
                                        Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        UNION BANK OF CALIFORNIA, N.A., as
                                        Syndication Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        ALLIED IRISH BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        GENERAL ELECTRIC CAPITAL CORP.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        HSBC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        ISRAEL DISCOUNT BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

     The US Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the US Security Agreement, the US Guarantee and the other Loan Documents to which they are party.

                                        QS RETAIL, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        QS WHOLESALE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DC SHOES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HAWK DESIGNS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERVIN MANUFACTURING, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        FIDRA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page